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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 10, 2008

              (Date of Earliest Event Reported: November 10, 2008)

                                  RADNET, INC.
             (Exact name of registrant as specified in its Charter)

            Delaware                  0-19019                13-3326724
 (State or Other Jurisdiction    (Commission File)          (IRS Employer
     of Incorporation)                Number)              Identification No.)

                         1510 Cotner Avenue Los Angeles,
                                California 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )



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ITEM  8.01.  OTHER EVENTS

         On November 10, 2008, we issued a press release announcing our financial results for our fiscal quarter ended September 30, 2008 and we held a conference call to discuss the quarterly results. The information contained in the press release is attached hereto as Exhibit 99.1 and the text of the conference call and series of questions posed to the Registrant by certain of its investors and other members of the investment community, and the Registrant's responses thereto is attached hereto as Exhibit 99.2.

ITEM  9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

         Exhibit Number          Description of Exhibit
         --------------          ----------------------

             99.1                 Press Release dated November 10, 2008

             99.2                 Discussion, Questions and Answers.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 10, 2008              RADNET, INC.


                                      By:  /S/  HOWARD G. BERGER, M.D.
                                         -----------------------------
                                          Howard G. Berger, M.D.
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX


99.1              Press Release
99.2              Discussion, Questions and Answers